UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2007
HUDSON CITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

West 80 Century Road
Paramus, New Jersey 07652
(Address of principal executive offices, including zip code)
(Registrant’s telephone number, including area code): (201) 967-1900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
          ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)      Compensatory Arrangements of Certain Officers.
On January 22, 2007, the Compensation Committee of Hudson City Bancorp, Inc. (the “Company”) established performance-based cash incentive opportunities and related performance targets for executive officers under the Company’s annual incentive plans for 2007. The following bonus opportunities were established for Messrs. Ronald E. Hermance, Jr., Chairman, President and Chief Executive Officer; Denis J. Salamone, Senior Executive Vice President and Chief Operating Officer; and John M Tassillo, Executive Vice President and Treasurer: $2,040,000; $1,015,000 and $516,000, respectively. These are maximum bonus opportunities that will be available if the Company achieves a specified level of pre-tax net operating income, excluding extraordinary items. After the end of the year, the Compensation Committee expects to conduct a subjective, retrospective evaluation of each executive’s performance based on a number of factors, including corporate financial performance indicators other than pre-tax net operating income, specific operational achievements and indicators of leadership effectiveness, all in the context of the Company’s business plan and the particular business environment that evolves during 2007. Based on this retrospective evaluation, the Compensation Committee may determine to award bonuses less than, but not greater than, the established bonus opportunities.
In addition, the Compensation Committee established bonus opportunities for 2007 for other reportable executive officers at 20% of annual salary rate for threshold performance, 40% of annual salary rate for target performance and 80% of annual salary rate for superior performance. Awards will generally be earned based on extent of achievement of specified levels of pre-tax net operating income (excluding extraordinary items) and individual performance goals established for each executive officer based on his or her functional position. All bonus amounts are subject to review and adjustment by the Compensation Committee after the end of the year.
The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON CITY BANCORP, INC.

By:	/s/ Ronald E. Hermance, Jr.

Ronald E. Hermance, Jr. President and Chief Executive Officer

Date: January 26, 2007